UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 25, 2013 (June 21, 2013)

Comstock Holding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DR, FOURTH FLOOR

RESTON, VIRGINIA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Comstock Holding Companies, Inc. (the “Corporation”) held its Annual Meeting of Stockholders on June 21, 2013 (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to, and approved by, the Corporation’s stockholders. The proposals are described in more detail in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2013. The final voting results are below. Each holder of Class B common stock was entitled to fifteen votes per share of Class B common stock and each holder of Class A common stock was entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote.

Proposal 1

The Corporation’s stockholders elected the following directors to serve for a three-year term ending at the 2016 Annual Meeting of Stockholders, or until their respective successors are elected and qualified or until their earlier resignation or removal. The voting results are set forth below:

	Votes For		Votes Withheld **	Broker Non-vote **
	Class A	Class B*
Christopher Clemente	5,694,836	2,733,500	364,700	8,353,284
A. Clayton Perfall	6,032,153	2,733,500	27,383	8,353,284

Proposal 2

The Corporation’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The voting results are set forth below:

Votes For		Votes Against **	Abstention **	Broker Non-vote **
Class A	Class B*
14,336,166	2,733,500	46,556	30,098	0

Proposal 3

The Corporation’s stockholders approved on an advisory, non-binding basis, the resolution approving the compensation of our executive officers. The proposal received the following votes:

Votes For		Votes Against **	Abstention **	Broker Non-vote **
Class A	Class B*
5,531,119	2,733,500	472,938	55,478	8,353,285

Proposal 4

The Corporation’s stockholders approved, on an advisory, non-binding basis, to vote annually on the compensation of executive officers. The proposal received the following votes:

Votes For - Class A			Votes For – Class B*			Abstention**	Broker Non-vote**
1 Year	2 Years	3 Years	1 Year	2 Years	3 Years
5,629,533	14,138	286,981	2,733,500	0	0	128,883	8,353,285

In accordance with the Corporation’s Board of Directors’ recommendation and the voting results on this advisory proposal, the Board has determined that the Corporation will hold a non-binding, advisory vote on executive compensation annually.

*	Represents a total of 41,002,500 votes because each share of Class B common stock is entitled to fifteen votes per share.
**	Represents Class A common stock. All outstanding Class B common stock was voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013

COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer